UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1997








                    [Travelers Insurance Logo]


                    THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                    FOR VARIABLE ANNUITIES


                    THE TRAVELERS QUALITY BOND ACCOUNT
                    FOR VARIABLE ANNUITIES

                    THE TRAVELERS MONEY MARKET ACCOUNT
                    FOR VARIABLE ANNUITIES






[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for The Travelers Growth and Income Stock Account for Variable Annuities.


[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1997



ECONOMIC REVIEW AND OUTLOOK

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread through the other countries in Southeast Asia and wreaked havoc in their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

We begin with a discussion of the outlook for inflation and the potential for deflation with a focus on the U.S. economy. The remarkable string of good news on the inflation front in the U.S. continued in the fourth quarter. The Producer Price Index fell slightly in the fourth quarter and declined by 1.2% for 1997. Producer prices fell in 9 out of 12 months in 1997 while the Consumer Price Index rose by a mere 1.7% in 1997, the smallest rise since 1986. As we have mentioned several times before, inflation has never been so low at such a late stage in the economic cycle.

In addition to technology-driven productivity gains contributing to the recent disinflationary trend, another positive factor has now come into play for the outlook on U.S. inflation. With the significant devaluation of several Asian currencies, import prices should fall and push domestic inflation even lower.

With worldwide overproduction the cost of items such as cars and electronic goods is actually showing near-zero growth. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was at an 18-year low in December 1997, well below $300 per ounce.

We believe that inflation will continue to remain benign. Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998.

The economic crisis in Southeast Asia also raises the possibility of a global slowdown. We examine the likely impact on the U.S. economy. The U.S. economy derives almost 15% of its total output from exports. Approximately 10% of these exports are made to Southeast Asia. While it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact on U.S. Gross Domestic Product ("GDP") growth will be no more than a decrease of 0.5%. Economic growth forecasts for 1998 have been revised down recently and the consensus GDP growth estimate for 1998 is now about 2.5%.

The continued good news on the inflation front sent U.S. interest rates lower during the fourth quarter. Long term rates fell from 6.4% to 5.9% as investors began to discount a deflationary outlook and became comfortable with a stable monetary environment. The sharp drop in interest rates in the second half of 1997 - long term yields fell by almost 100 basis points from 6.8% - triggered a strong bond market rally.

Short-term interest rates have held steady even as inflation and long-term rates have fallen. Even though the Federal Reserve Board ("Fed") has not raised short rates for several months now, monetary policy has effectively become tighter as the real Fed funds rate has risen to 3.3%. As in several previous instances, the bond market vigilantes have done the work of the Fed by pricing inflation expectations at the long end of the yield curve. With Asian currencies in turmoil, we believe that the Fed is likely to stay put here and that the odds of another Fed hike are remote.

FIXED INCOME COMMENTARY

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that began in Thailand in July 1997 spread throughout Asia and other emerging markets. The crisis impacted all global markets in late October when the Hong Kong dollar was under pressure. The Standard & Poor's 500 Stock Index ("S&P 500") went down roughly 10% in October leading to a sharp rally in the U.S. bond market. While the U.S. stock market and emerging debt markets posted positive returns in November and December both of these markets did not offset the amount lost in October. As of this writing, Asia's problems continue to challenge many investment professionals.

We believe that many investors have underestimated the damage caused by the crisis in Asia. Imports from countries with devalued currencies will keep downward pressure on the inflation rate in the U.S., taking that issue off the radar screen for many investors. The reduction in corporate revenues will impact some combination of profits and employment. To the extent that corporations reduce their labor force to preserve profits, pressure will be taken off U.S. labor markets and the Federal Reserve Board ("Fed") will be given a compelling reason to cut rates. Lastly, much of the problems in Asia are the result of building too much capacity in industries such as automobiles, chemicals and semiconductors. This overcapacity, which has been exacerbated by the decline of demand in Asia, will slow down U.S. capital spending growth, which has been in the recent past the fastest-growing component of the GDP.

Looking ahead for the remainder of 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asia could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that the U.S. economy continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

EQUITY COMMENTARY

The year 1997 turned out to be another spectacular one for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and low inflation.

Stock market volatility also increased in 1997 when the Dow Jones Industrial Average ("DJIA") moved up or down by more than 1% every third trading day on average. The uncertainty on the earnings front as a result of the Asian financial and currency crisis should sustain a high level of volatility and complicate the market outlook for 1998.

After a strong showing in the first half of 1997, the U.S. stock market posted solid gains in the third quarter. The Standard & Poor's 500 Stock Index gained 7.5% in the third quarter, the Russell 2000 Stock Index ("Russell 2000") rose sharply by 14.9% and the NASDAQ Composite Stock Index ("NASDAQ") performed even better with a spectacular rise of 16.9%. The U.S. stock market posted a mixed performance in the fourth quarter. The S&P 500 gained 2.9% in the fourth quarter, while the Russell 2000 fell by 3.4% and the NASDAQ declined by 6.8%. For calendar year 1997, the S&P 500 rose by 33.4%, the Russell 2000 advanced by 22.4% and the NASDAQ gained 21.6%.

Stock market volatility increased in the third quarter with the DJIA registering its second-largest point decline and its single-largest daily gain within a three-week period in the middle of the third quarter. Most stock market indexes fell about 3% on August 15 on a groundswell of earnings concerns after a few, large cap consumer companies warned about earnings disappointments for the third quarter. Investor sentiment reversed on September 2 when a weaker economic report from the National Association of Purchasing Managers dispelled fears of further Fed tightening. The stock market reversed course with an equally spectacular 3% gain as bond prices rose sharply also.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the DJIA by 554 points on Monday, October 27 and created its largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

Second quarter earnings showed the same pattern of good news from earlier quarters which investors have now almost come to expect as a routine outcome. Positive surprises again far outnumbered disappointing earnings reports. Over 61% of all companies reported earnings above consensus while only 26% failed to deliver on earnings expectations.

Third quarter earnings were also ahead of expectations. The final tally on the earnings scorecard showed that 55% of all companies reported positive earnings surprises while 28% turned in earnings disappointments. We observe yet again that the current string of good earnings reports has now reached 19 consecutive quarters and is unprecedented in terms of both magnitude and duration.

The consensus forecast for 1998 earnings growth is now 7.2%. The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues stemming from lower demand in Asia. With current valuations at fairly high levels, the stock market will be intolerant to earnings disappointments.

We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and as a result, 1998 promises to be a year of great uncertainty.






SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                                TABLE OF CONTENTS




                                                                            PAGE
--------------------------------------------------------------------------------

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES.....................................................   5


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES..................  20


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES..................  32

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account For Variable Annuities ("Account GIS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account GIS to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the year ended December 31, 1997, Account GIS achieved a total return of 33.7%, before fees and expenses, outperforming the S&P 500 total return of 33.4%. Net of fees and expenses, Account GIS's total return of 31.5% for the year was well ahead of the 25.5% average return for variable annuity stock accounts in the Lipper Growth & Income Category.

During the second half of 1997, positioning in the consumer discretionary, consumer staples and basic materials sectors made the strongest positive contribution to Account GIS's overall relative performance. In the consumer discretionary sector, Account GIS benefited from our positions in retailers such as Costco and TJX Companies, newspapers such as Gannett and New York Times, and radio broadcasters such as Clear Channel Communications and Chancellor Media. In consumer staples, our largest relative gains came from positions in Dean Foods, a consolidator within the dairy industry, Interstate Bakeries, the nation's largest baker, and ConAgra, a packaged foods producer. In the poorly performing basic materials sector, where product and commodity prices were under pressure as a result of the Asian currency and economic crisis, underweights in the gold, copper and paper industries helped Account GIS's performance.

We lost ground relative to the benchmark primarily in the technology and utilities sectors. In technology, as investors began to question growth prospects for many industries with exposure to Asia, our relative performance was penalized by Account GIS's holdings in the semiconductor and semiconductor equipment groups such as VLSI and KLA-Tencor respectively. In the utilities and telecommunications sectors, declines in WorldCom, the long distance telephone company which plans to acquire MCI Communications, and CalEnergy, an independent power producer with exposure to the Asian and Latin economies, hurt Account GIS's performance.

We expect that the uncertainty on the earnings front as a result of the Asian crisis will sustain the high level of volatility that we saw in 1997, a year which saw the Dow Jones Industrial Average move up or down by more than 1% every third trading day on average. We remain cautious about the stock market in the short run. Over the long term, a friendly interest rate environment and reasonable earnings strength preclude the prospect of a sustained bear market.

The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues as a result of lower demand in Asia. With current valuations at fairly high levels, the stock market will be intolerant to earnings disappointments.

The early earnings season appears to be on track with no major disappointments. Bellwether technology stocks such as Intel and Motorola have reported earnings that have come close to expectations. The market is likely to take its lead from the technology sector which has been hardest hit by earnings concerns relating to Asia. We are closely monitoring the earnings season to diagnose early symptoms of the Asian flu. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

Our disciplined approach to stock selection emphasizes stocks that exhibit improving fundamentals as measured by changes in analysts' earnings estimates and the trend of recent earnings surprises, and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we maintain an overweight position in Compaq Computer, the leading manufacturer of personal computers, as earnings estimates continue to climb and valuation has become more attractive given the weakness in the technology sector in recent months. The scenario has allowed for the recent acquisition of Digital Equipment Corp. by Compaq Computer.

In the healthcare sector, we continue to emphasize Guidant, a leading manufacturer of medical devices used in regulating heart activity, whose market share gains have translated into rapidly rising earnings. In the consumer sector, our focus remains on media companies such as New York Times, radio and television broadcasters like Clear Channel Communications, and food retailers such as Albertsons, all of which have good earnings momentum, are relatively well insulated from international economic uncertainty, and are attractively valued relative to their growth rates.


PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA






                                  [TIMCO LOGO]

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                         [GRAPH FOR VARIABLE ANNUITIES]


This is a comparison of The Travelers Growth and Income Stock Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1997. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 26.32%, five year 17.32% and ten year 15.00%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997



ASSETS:
    Investment securities, at market value (cost $467,139,176) ......  $675,513,493
    Receivables:
        Dividends ...................................................       875,582
        Investment securities sold ..................................     9,167,224
        Purchase payments and transfers from other Travelers accounts       463,911
    Other assets ....................................................        42,941
                                                                       ------------

           Total Assets .............................................   686,063,151
                                                                       ------------

LIABILITIES:
    Cash overdraft ..................................................       632,968
    Payables:
        Investment securities purchased .............................     7,260,555
        Contract surrenders and transfers to other Travelers accounts       582,911
        Investment management and advisory fees .....................        16,547
        Variation on futures margin .................................         1,050
    Accrued liabilities .............................................        49,329
                                                                       ------------

           Total Liabilities ........................................     8,543,360
                                                                       ------------

NET ASSETS: .........................................................  $677,519,791
                                                                       ============


                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
    Dividends.........................................................   $  9,919,601
    Interest..........................................................        336,447
                                                                         ------------
        Total income..................................................                  $ 10,256,048

EXPENSES:
    Investment management and advisory fees...........................     2,723,508
    Insurance charges.................................................     7,017,239
                                                                         -----------
        Total expenses................................................                     9,740,747
                                                                                        ------------

           Net investment income......................................                       515,301
                                                                                        ------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold......................   392,694,584
        Cost of investment securities sold............................   312,626,786
                                                                        ------------

           Net realized gain..........................................                   80,067,798

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996..........................   127,579,653
        Unrealized gain at December 31, 1997..........................   208,374,317
                                                                        ------------

           Net change in unrealized gain for the year.................                   80,794,664
                                                                                       ------------

               Net realized gain and change in unrealized gain........                  160,862,462
                                                                                       ------------

    Net increase in net assets resulting from operations..............                 $161,377,763
                                                                                       ============


                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                     1997             1996
                                                                                 -------------   -------------
OPERATIONS:
    Net investment income .....................................................  $     515,301   $   2,069,674
    Net realized gain from investment security transactions ...................     80,067,798      44,994,539
    Net change in unrealized gain on investment securities ....................     80,794,664      42,956,261
                                                                                 -------------   -------------

        Net increase in net assets resulting from operations ..................    161,377,763      90,020,474
                                                                                 -------------   -------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 3,027,691 and 2,813,343 units, respectively) ...........     40,692,594      28,931,829
    Participant transfers from other Travelers accounts
        (applicable to 5,078,380 and 3,490,521 units, respectively) ...........     68,355,384      35,759,376
    Administrative charges
        (applicable to 30,500 and 32,900 units, respectively) .................       (428,591)       (358,274)
    Contract surrenders
        (applicable to 3,044,510 and 3,057,943 units, respectively) ...........    (41,682,919)    (31,680,018)
    Participant transfers to other Travelers accounts
        (applicable to 4,257,243 and 3,458,474 units, respectively) ...........    (56,815,055)    (35,315,088)
    Other payments to participants
        (applicable to 166,399 and 207,886 units, respectively) ...............     (2,235,718)     (2,212,219)
                                                                                 -------------   -------------

        Net increase (decrease) in net assets resulting from unit transactions       7,885,695      (4,874,394)
                                                                                 -------------   -------------

           Net increase in net assets .........................................    169,263,458      85,146,080

NET ASSETS:
    Beginning of year .........................................................    508,256,333     423,110,253
                                                                                 -------------   -------------

    End of year ...............................................................  $ 677,519,791   $ 508,256,333
                                                                                 =============   =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $379,946,464 and $376,168,194, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $1,987,742 and $5,932,812, respectively, for the year ended December 31, 1997. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $94,251 and $125,284 for the years ended December 31, 1997 and 1996, respectively.

    At December 31, 1997, Account GIS held 21 open S&P 500 Stock Index futures contracts expiring in March, 1998. The underlying face value, or notional value, of these contracts at December 31, 1997 amounted to $5,140,275. In connection with these contracts, short-term investments with a par value of $235,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $113,394 and $504,688 for the years ended December 31, 1997 and 1996, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1997, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $30,718 and $43,814 for the years ended December 31, 1997 and 1996, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $143,351 and $163,657 of contingent deferred sales charges for the years ended December 31, 1997 and 1996, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $17,568,000 and $11,931,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 1997 and 1996, respectively. Transactions with this affiliate during the years ended December 31, 1997 and 1996, were comprised of participant purchase payments of approximately $425,000 and $1,077,000 and contract surrenders of approximately $466,000 and $694,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                               DECEMBER 31, 1997
                                                                                    ----------------------------------------
                                                                                                   UNIT            NET
                                                                                      UNITS        VALUE          ASSETS
                                                                                      -----        -----          ------
Accumulation phase of contracts issued prior to May 16, 1983......................  14,832,879    $ 15.510     $ 230,063,055
Annuity phase of contracts issued prior to May 16, 1983...........................     360,804      15.510         5,596,202
Accumulation phase of contracts issued on or after May 16, 1983...................  29,478,723      14.955       440,868,631
Annuity phase of contracts issued on or after May 16, 1983........................      66,324      14.955           991,903
                                                                                                               -------------

Net Contract Owners' Equity.............................................................................       $ 677,519,791
                                                                                                               =============

6. SUPPLEMENTARY INFORMATION

    (Selected data for a unit outstanding throughout each year.)

    Contracts issued prior to May 16, 1983

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
                                                              1997          1996          1995          1994           1993
                                                           -----------   -----------   -----------   -----------    -----------
SELECTED PER UNIT DATA:
    Total investment income .............................  $      .233   $      .216   $      .208   $      .192    $      .189
    Operating expenses ..................................         .201          .154          .123          .100           .092
                                                           -----------   -----------   -----------   -----------    -----------

    Net investment income ...............................         .032          .062          .085          .092           .097

    Unit value at beginning of year .....................       11.763         9.668         7.120         7.194          6.664
    Net realized and change in unrealized gains (losses)         3.715         2.033         2.463         (.166)          .433
                                                           -----------   -----------   -----------   -----------    -----------

    Unit value at end of year ...........................  $    15.510   $    11.763   $     9.668   $     7.120    $     7.194
                                                           ===========   ===========   ===========   ===========    ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ...............  $      3.75   $      2.10   $      2.55   $      (.07)   $       .53
    Ratio of operating expenses to average net assets ...         1.45%         1.45%         1.45%         1.41%          1.33%
    Ratio of net investment income to average net assets           .24%          .60%         1.02%         1.30%          1.40%
    Number of units outstanding at end of year
    (thousands)..........................................       15,194        16,554        17,896        19,557         21,841
    Portfolio turnover rate .............................           64%           85%           96%          103%            81%
    Average commission rate paid+ .......................  $      .051   $      .047            --            --             --


    Contracts issued on or after May 16, 1983

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
                                                              1997          1996          1995          1994            1993
                                                           -----------   -----------   -----------   -----------    -----------
SELECTED PER UNIT DATA:
    Total investment income .............................  $      .228   $      .212   $      .205   $      .189    $      .184
    Operating expenses ..................................         .228          .175          .140          .115           .106
                                                           -----------   -----------   -----------   -----------    -----------

    Net investment income ...............................         .000          .037          .065          .074           .078

    Unit value at beginning of year .....................       11.371         9.369         6.917         7.007          6.507
    Net realized and change in unrealized gains (losses)         3.584         1.965         2.387         (.164)          .422
                                                           -----------   -----------   -----------   -----------    -----------

    Unit value at end of year ...........................  $    14.955   $    11.371   $     9.369   $     6.917    $     7.007
                                                           ===========   ===========   ===========   ===========    ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value ...............  $      3.58   $      2.00   $      2.45   $      (.09)   $       .50
    Ratio of operating expenses to average net assets ...         1.70%         1.70%         1.70%         1.65%          1.57%
    Ratio of net investment income to average net assets           .00%          .36%          .79%         1.05%          1.15%
    Number of units outstanding at end of year
    (thousands)..........................................       29,545        27,578        26,688        26,692         28,497
    Portfolio turnover rate .............................           64%           85%           96%          103%            81%
    Average commission rate paid+ .......................  $      .051   $      .047            --            --             --


+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1997


                                               NO. OF             MARKET
                                               SHARES              VALUE
                                             -------------     ------------
COMMON STOCKS (98.4%)

AEROSPACE (1.7%)
 Allied Signal, Inc.                            48,300         $ 1,880,681
 Boeing Co.                                     85,130           4,166,049
 Lockheed Martin Corporation                    17,139           1,688,192
 United Technologies Corp.                      49,000           3,567,813
                                                               -----------
                                                                11,302,735
                                                               -----------
AIRLINES (0.4%)
 Continental Airlines, Inc. (A)                 52,100           2,507,312
                                                               -----------

AUTOMOTIVE (2.5%)
 Chrysler Corp.                                 59,800           2,104,212
 Eaton Corp.                                    20,600           1,838,550
 Ford Motor Co.                                151,900           7,395,631
 General Motors Corp.                           67,100           4,067,938
 Navistar International Corp. (A)               62,000           1,538,375
                                                               -----------
                                                                16,944,706
                                                               -----------
BANKING (9.0%)
 Banc One Corp.                                 25,240           1,370,847
 Bank of New York Co., Inc.                     32,900           1,902,031
 BankAmerica Corp.                              80,800           5,898,400
 Bankers Trust NY Corp.                         20,000           2,248,750
 Barnett Banks Inc.                             16,600           1,193,125
 Chase Manhattan Corp.                          37,952           4,155,744
 Citicorp                                       39,300           4,968,994
 Comerica Inc.                                  26,500           2,391,625
 First Chicago NBD                              14,100           1,177,350
 First Empire State Corp.                        3,131           1,455,915
 First Union Corp.                              52,800           2,706,000
 Fleet Financial Group                          22,200           1,663,612
 Golden West Financial Corp.                    26,500           2,592,031
 KeyCorp                                        18,800           1,331,275
 Mellon Bank Corp.                              23,100           1,400,437
 J.P. Morgan & Company                          15,900           1,794,713
 National City Corp.                            19,200           1,262,400
 NationsBank Corp.                              65,500           3,983,219
 Northern Trust Corp.                           21,700           1,517,644
 Norwest Corp.                                  66,300           2,560,838
 PNC Bank Corp.                                 27,400           1,563,513
 State Street Corp.                             39,900           2,321,681
 SunTrust Banks, Inc.                           18,900           1,348,988
 U.S. Bancorp                                   11,900           1,332,056
 UnionBanCal Corp.                              22,700           2,414,713
 Washington Mutual                              21,200           1,352,161
 Wells Fargo & Co.                               8,633           2,930,364
                                                               -----------
                                                                60,838,426
                                                               -----------
BEVERAGE (2.3%)
 Anheuser-Busch Cos                             42,900           1,887,600
 Coca-Cola Co.                                 209,300          13,944,612
                                                               -----------
                                                                15,832,212
                                                               -----------
BROKERAGE (2.2%)
 MGIC Investment Corp.                          46,300           3,078,950
 Marsh & McLennan Cos                           31,700           2,363,631
 Merrill Lynch & Co.                            56,100           4,091,794
 Morgan Stanley Group, Inc.                     85,925           5,080,316
                                                               -----------
                                                                14,614,691
                                                               -----------

                                          NO. OF            MARKET
                                          SHARES            VALUE
                                          -------         -----------
BUILDING MATERIALS (0.4%)
 Masco Corp.                                56,400         $ 2,869,350
                                                           -----------

CAPITAL GOODS (2.7%)
 Deere & Co.                                53,300           3,108,056
 Emerson Electric Co.                       38,200           2,155,913
 Honeywell, Inc.                            31,300           2,144,050
 Illinois Tool Works                        46,100           2,771,763
 Pitney Bowes Inc.                          29,100           2,617,181
 Tellabs Inc. (A)                           40,000           2,111,248
 Thiokol Corp.                              24,800           2,015,000
 Thomas & Betts Corp.                       27,300           1,289,925
                                                           -----------
                                                            18,213,136
                                                           -----------
CHEMICALS (1.9%)
 Crompton & Knowles Corp.                   50,800           1,346,200
 Dow Chemical                               21,100           2,141,650
 E.I. Dupont de Nemours & Co.               94,100           5,651,881
 Lyondell Petrochemical                     55,200           1,462,800
 Monsanto Co.                               50,200           2,108,400
                                                           -----------
                                                            12,710,931
                                                           -----------
CONSTRUCTION MACHINERY (0.3%)
 Caterpillar, Inc.                          35,100           1,704,544
                                                           -----------

CONSUMER (6.4%)
 Archer-Daniels-Midland Co.                 50,685           1,099,231
 Colgate-Palmolive                          45,400           3,336,900
 General Electric Corp.                    273,000          20,031,375
 Gillette Co.                               33,142           3,328,700
 Meredith Corp.                             45,200           1,613,075
 Procter & Gamble Co.                      119,600           9,545,575
 Unilever N.V                               47,200           2,947,050
 Whirlpool Corp.                            30,200           1,661,000
                                                           -----------
                                                            43,562,906
                                                           -----------
CONSUMER SERVICES (1.0%)
 AVX Corp.                                  42,800             789,125
 Kimberly Clark Corp.                       47,860           2,360,096
 Knight-Ridder, Inc.                        33,700           1,752,400
 Rohm & Haas Co.                            20,600           1,972,450
                                                           -----------
                                                             6,874,071
                                                           -----------
DEFENSE (0.3%)
 Raytheon Co. Class A                        4,279             211,007
 Raytheon Co. Class B                       35,400           1,787,700
                                                           -----------
                                                             1,998,707
                                                           -----------
ENTERTAINMENT (1.5%)
 Brunswick Corp.                            48,700           1,476,219
 Walt Disney Co.                            58,455           5,790,698
 Mirage Resorts, Inc. (A)                   46,100           1,048,775
 U.S. Industries, Inc.                      50,400           1,518,300
                                                           -----------
                                                             9,833,992
                                                           -----------
FINANCE (0.9%)
 American Express Company                   42,800           3,819,900
 Torchmark Corp.                            60,900           2,561,606
                                                           -----------
                                                             6,381,506
                                                           -----------

                                                        NO. OF            MARKET
                                                        SHARES             VALUE
                                                       --------         -----------
FOOD (3.2%)
 Campbell Soup Co.                                       17,200         $   999,750
 ConAgra, Inc.                                          101,400           3,327,187
 Dean Foods Co.                                          35,080           2,087,260
 Interstate Bakeries Corp.                               40,700           1,521,162
 Kellogg Co.                                             36,000           1,786,500
 McDonalds Corp.                                         25,200           1,203,300
 PepsiCo, Inc.                                          135,500           4,937,281
 Sara Lee Corp.                                          67,400           3,795,463
 Sysco Corp.                                             49,900           2,273,569
                                                                        -----------
                                                                         21,931,472
                                                                        -----------
HEALTHCARE (1.2%)
 Beverly Enterprises (A)                                 87,400           1,136,200
 Guidant Corp.                                           51,700           3,218,325
 Health Management
  Association Inc. (A)                                   63,750           1,609,687
 Quorum Health Group (A)                                 52,916           1,389,045
 Wellpoint Health Networks (A)                           14,800             625,300
                                                                        -----------
                                                                          7,978,557
                                                                        -----------
INDEPENDENT ENERGY (0.6%)
 Burlington Resources, Inc.                              49,400           2,213,738
 Entergy Corp.                                           71,100           2,128,556
                                                                        -----------
                                                                          4,342,294
                                                                        -----------
INDUSTRIAL (2.2%)
 AccuStaff Inc. (A)                                      63,300           1,455,900
 CBS Inc.                                                55,500           1,633,781
 Fluor Corp.                                             34,800           1,300,650
 MGM Grand Inc. (A)                                      18,700             674,369
 Mercury General Corp.                                   27,900           1,541,475
 Minnesota Mining &
  Manufacturing Co.                                      23,300           1,912,056
 National Services Industry, Inc.                        34,600           1,714,863
 Textron Inc.                                            42,700           2,668,750
 Tyco International, Ltd.                                47,900           2,158,494
                                                                        -----------
                                                                         15,060,338
                                                                        -----------
INSURANCE (4.0%)
 Allstate Corp.                                          38,575           3,505,503
 AMBAC, Inc.                                             31,500           1,449,000
 American International Group                            75,225           8,180,719
 Conseco, Inc.                                           44,900           2,040,144
 Equitable Cos., Inc.                                    43,700           2,174,075
 Everest Reinsurance Holdings                            49,300           2,033,625
 Hartford Financial Services Group                       25,900           2,423,269
 Health Care & Retirement Corp. (A)                      34,300           1,380,575
 SunAmerica, Inc.                                        32,550           1,391,512
 Transatlantic Holdings, Inc.                            18,440           1,318,460
 20th Century Industries                                 53,900           1,401,400
                                                                        -----------
                                                                         27,298,282
                                                                        -----------
INTEGRATED ENERGY (6.7%)
 Amoco Corp.                                             42,000           3,575,250
 Atlantic Richfield Co.                                  28,800           2,307,600
 Chevron Corp.                                           56,000           4,312,000
 Exxon Corp.                                            199,600          12,213,025
 Mobil Corp.                                             66,900           4,829,344
 Phillips Petroleum Co.                                  23,200           1,128,100
 Royal Dutch Petroleum Co.                              151,200           8,193,150
 Texaco, Inc.                                            78,600           4,273,875
 USX-Marathon Group                                      63,700           2,149,875
 Unocal Corp.                                            66,300           2,573,269
                                                                        -----------
                                                                         45,555,488
                                                                        -----------


                                                        NO. OF            MARKET
                                                        SHARES            VALUE
                                                        -------         -----------
MEDIA (2.4%)
 Chancellor Media Corp. (A)                              22,100         $ 1,649,902
 Clear Channel Communications (A)                        30,700           2,438,731
 Gannet Co.                                              49,400           3,053,538
 King World Productions, Inc.                            18,200           1,051,050
 New York Times Co.                                      49,200           3,253,350
 Time Warner, Inc.                                       74,500           4,619,000
                                                                        -----------
                                                                         16,065,571
                                                                        -----------
METALS (1.4%)
 Aeroquip-Vickers, Inc.                                  28,709           1,408,535
 Alumax Inc. (A)                                         35,300           1,200,200
 Aluminum Co. of America                                 23,500           1,653,812
 Bethlehem Steel Corp. (A)                              142,100           1,225,613
 LTV Corp.                                               59,300             578,175
 Phelps Dodge Corp.                                      22,700           1,413,075
 USX-U.S. Steel Group                                    54,700           1,709,375
                                                                        -----------
                                                                          9,188,785
                                                                        -----------
NATURAL GAS PIPELINE (0.7%)
 Columbia Gas Systems, Inc.                              22,200           1,744,087
 Enron Corp.                                             27,500           1,142,969
 Sonat, Inc.                                             40,800           1,866,600
                                                                        -----------
                                                                          4,753,656
                                                                        -----------
OIL FIELD (0.7%)
 BJ Services Co. (A)                                     16,480           1,185,530
 Schlumberger Ltd.                                       41,800           3,364,900
 Union Pacific Resources Group                                1                  24
                                                                        -----------
                                                                          4,550,454
                                                                        -----------
PAPER (0.6%)
 Georgia-Pacific                                         22,800           1,385,100
 Georgia-Pacific Timber (A)                              22,800             517,275
 International Paper Co.                                 25,600           1,104,000
 Weyerhaeuser Co.                                        17,200             843,875
                                                                        -----------
                                                                          3,850,250
                                                                        -----------
PHARMACEUTICALS (10.0%)
 Abbott Laboratories                                     42,400           2,779,850
 American Home Products Corp.                            76,500           5,852,250
 Baxter International, Inc.                              25,400           1,281,112
 Bristol-Myers Squibb Co.                               102,700           9,717,987
 CVS Corp.                                               48,700           3,119,844
 Johnson & Johnson                                      138,100           9,097,338
 Lilly (Eli) & Co.                                       78,700           5,479,488
 Merck & Co.                                            107,800          11,453,750
 Omnicare, Inc.                                          44,500           1,379,500
 Pfizer, Inc.                                            97,330           7,257,168
 PharMerica, Inc. (A)                                    39,776             416,400
 Schering-Plough Corp.                                   90,800           5,640,950
 Warner-Lambert Co.                                      33,900           4,203,600
                                                                        -----------
                                                                         67,679,237
                                                                        -----------
RAILROADS (0.5%)
 Burlington Northern Santa Fe                            13,400           1,245,363
 Norfolk Southern Corp.                                  33,300           1,026,056
 Union Pacific Corp.                                     18,500           1,155,094
                                                                        -----------
                                                                          3,426,513
                                                                        -----------

                                                        NO. OF            MARKET
                                                        SHARES            VALUE
                                                        -------         -----------
RETAILERS (4.5%)
 Borders Group, Inc. (A)                                 46,200         $ 1,446,637
 Costco Companies, Inc. (A)                              66,500           2,965,481
 Dayton Hudson Corp.                                     40,300           2,720,250
 Family Dollar Stores, Inc.                              60,900           1,785,131
 Federated Department
  Stores, Inc. (A)                                       49,100           2,114,369
 The Gap, Inc.                                           36,300           1,286,381
 Home Depot, Inc.                                        65,549           3,859,197
 Liz Claiborne, Inc.                                     33,900           1,417,444
 Ross Stores, Inc.                                       38,200           1,391,913
 Stride Rite Corp.                                        1,400              16,800
 TJX Companies, Inc.                                     56,600           1,945,625
 Wal-Mart Stores, Inc.                                  200,000           7,887,500
 Walgreen Co.                                            48,400           1,518,550
                                                                        -----------
                                                                         30,355,278
                                                                        -----------
SERVICES (3.8%)
 Cendant Corp. (A)                                      113,667           3,907,290
 HealthCare COMPARE Corp. (A)                            12,400             637,050
 HBO & Co.                                               57,800           2,772,591
 Lincare Holdings, Inc. (A)                              27,100           1,551,475
 Microsoft (A)                                          117,400          15,170,275
 Oracle Corp. (A)                                        83,925           1,869,950
                                                                        -----------
                                                                         25,908,631
                                                                        -----------
SUPERMARKETS (0.6%)
 Albertson's Inc.                                        81,800           3,875,275
                                                                        -----------

TECHNOLOGY (8.4%)
 Applied Materials, Inc. (A)                             76,300           2,296,149
 Cisco Systems, Inc. (A)                                 83,550           4,663,134
 Compaq Computer Corp.                                  110,150           6,216,591
 Computer Associates International                       30,362           1,605,391
 Dell Computer Corp. (A)                                 31,100           2,613,370
 Hewlett-Packard Co.                                     69,200           4,325,000
 Intel Corp.                                            129,900           9,121,409
 International Business
  Machines Corp.                                         88,900           9,295,606
 Motorola, Inc.                                          51,500           2,938,719
 Parker-Hannifin Corp.                                   40,100           1,839,587
 Raychem Corp.                                           44,100           1,899,056
 SCI Systems (A)                                         30,200           1,315,588
 Shared Medical Systems Corp.                            28,100           1,854,600
 Sun Microsystems (A)                                    30,600           1,222,088
 Texas Instruments, Inc.                                 34,200           1,539,000
 VLSI Technology, Inc. (A)                               78,800           1,861,650
 Xerox Corp.                                             29,100           2,147,944
                                                                        -----------
                                                                         56,754,882
                                                                        -----------


                                                           NO. OF             MARKET
                                                           SHARES              VALUE
                                                        -----------         -----------
TELECOMMUNICATIONS (8.2%)
 AT&T Corp.                                                 144,600         $ 8,856,750
 Airtouch Communications (A)                                 45,500           1,891,094
 Ameritech Corp.                                             48,700           3,920,350
 Bell Atlantic Corp.                                         68,929           6,272,521
 BellSouth Corp.                                             88,200           4,966,762
 GTE Corp.                                                   85,500           4,467,375
 Lucent Technologies                                         53,537           4,276,268
 MCI Communications Corp.                                    59,500           2,549,200
 Northern Telecom Ltd.                                       22,100           1,966,900
 SBC Communications, Inc.                                   106,660           7,812,845
 Sprint Corp.                                                38,500           2,257,062
 U S West Communications Group                               40,600           1,832,075
 WorldCom, Inc. (A)                                         146,500           4,436,196
                                                                            -----------
                                                                             55,505,398
                                                                            -----------
TEXTILE (0.2%)
 Jones Apparel Group, Inc. (A)                               24,200           1,040,600
                                                                            -----------

TOBACCO (1.8%)
 Loews Corp.                                                 22,100           2,345,362
 Philip Morris, Inc.                                        213,900           9,692,344
                                                                            -----------
                                                                             12,037,706
                                                                            -----------
U.S. AGENCY (1.0%)
 Federal Home Loan Mortgage Corp.                            65,800           2,759,488
 Federal National Mortgage
  Association                                                64,400           3,674,825
                                                                            -----------
                                                                              6,434,313
                                                                            -----------
UTILITIES (2.2%)
 Baltimore Gas & Electric Co.                                46,900           1,597,531
 Duke Power Co.                                              17,500             969,062
 Edison International                                       107,100           2,911,781
 ENSCO International, Inc.                                   33,300           1,115,550
 FPL Group, Inc.                                             46,000           2,722,625
 Houston Industries                                          23,000             613,813
 MidAmerican Energy Holding Co.                              39,700             873,400
 PacifiCorp                                                  24,200             660,963
 Southern Co.                                                59,300           1,534,388
 Texas Utilities Co.                                         46,400           1,928,500
                                                                            -----------
                                                                             14,927,613
                                                                            -----------
  TOTAL COMMON STOCKS
   (COST $456,335,791)                                                      664,709,818
                                                                            -----------

                                                            PRINCIPAL           MARKET
                                                             AMOUNT             VALUE
                                                           -----------         -----------
SHORT-TERM INVESTMENTS (1.6%)

  COMMERCIAL PAPER (1.5%)
   Abbey National North America Inc.,
    5.95% due February 3, 1998                             $ 2,000,000         $ 1,989,656
   Asset Securitization Corp.,
    6.05% due January 21, 1998                               3,000,000           2,990,415
   Goldman Sachs Group LP,
    6.00% due January 5, 1998                                2,000,000           1,998,398
   Pearson, Inc.,
    5.96% due January 12, 1998                               2,000,000           1,996,290
   UBS Financial, Inc.,
    6.85% due January 2, 1998                                1,344,000           1,343,562
                                                                               -----------
                                                                                10,318,321
                                                                               -----------
  U.S. TREASURY (0.1%)
   United States of America Treasury,
    5.49% due July 23, 1998 (B)                                500,000             485,354
                                                                               -----------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $10,803,385)                                             10,803,675
                                                                               -----------


                                          NOTIONAL         MARKET
                                            VALUE           VALUE
                                        -------------   -------------
FUTURES CONTRACTS (0.0%)

   S&P 500 Stock Index,
    Exp. March, 1998 (C)              $    5,140,275                 -
                                                         -------------


    TOTAL INVESTMENTS (100%)
     (COST $467,139,176) (D)                             $ 675,513,493
                                                         ==============

NOTES

(A)      Non-income Producing Security.

(B) Par value of $235,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1997, net unrealized appreciation for all securities was $208,374,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $213,685,673 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $5,311,356.


                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The
   Travelers Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The fourth quarter was disastrous in Asia. The problems that originated in Thailand spread quickly to Malaysia, Indonesia and then Korea. Fortunately, The Travelers Quality Bond Account for Variable Annuities ("Account QB") exposures to Asian credits were eliminated earlier in the year. Prices of certain Korean debt obligations dropped as much as 35% from their highs as questions arose about companies' ability to roll over short-term debt.

Corporate bond spreads widened and U.S. Treasuries rallied sharply, with two-year yields falling. The yield curve flattened dramatically during the last quarter of 1997. (The yield curve shows the difference between short- and long-term yields.)

In the fourth quarter, securities selection and a slightly longer duration helped Account QB's performance. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) For the year, Account QB posted a 8.26% return before expenses versus the Lehman Government/Corporate Bond Index of 9.76%. (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.) Account QB was hurt by our bearishness in the second quarter of 1997. However, Account QB's net return of 6.58% outperformed the Lipper Short Intermediate Investment Grade Debt Category Average of 5.40% for the same period.

Account QB enters 1998 with a slightly longer duration than the benchmark (3.8 years versus 3.3 years). We have increased our exposure to U.S. Treasuries and are overweighted in corporate bonds focusing on shorter maturities to capture additional yield potential.

PORTFOLIO MANAGER:  F. DENNEY VOSS



                                [TAMIC GRAPHIC]

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                          [QUALITY BOND ACCOUNT GRAPH]


This is a comparison of The Travelers Quality Bond Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1997. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 1.41%, five year 4.83% and ten year 6.89%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

ASSETS:
     Investment securities, at market value (cost $155,120,474) ...........    $156,815,587
     Receivables:
         Interest .........................................................       2,073,679
         Investment securities sold .......................................       4,208,409
     Other assets .........................................................           1,602
                                                                               ------------

             Total Assets .................................................     163,099,277
                                                                               ------------

LIABILITIES:
     Cash overdraft .......................................................         348,508
     Payables:
         Investment securities purchased ..................................       3,514,681
         Contract surrenders and transfers to other Travelers accounts ....         190,299
         Investment management and advisory fees ..........................           2,830
     Accrued liabilities ..................................................          11,660
                                                                               ------------

             Total Liabilities ............................................       4,067,978
                                                                               ------------

NET ASSETS: ...............................................................    $159,031,299
                                                                               ============

                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
     Interest ........................................................                    $ 10,740,468

EXPENSES:
     Investment management and advisory fees .........................    $    529,458
     Insurance charges ...............................................       1,928,028
                                                                          ------------
         Total expenses ..............................................                       2,457,486
                                                                                          ------------

             Net investment income ...................................                       8,282,982
                                                                                          ------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
        INVESTMENT SECURITIES:
     Realized gain from investment security transactions:
         Proceeds from investment securities sold ....................     353,718,766
         Cost of investment securities sold ..........................     353,026,106
                                                                          ------------

             Net realized gain                                                                 692,660

     Change in unrealized gain on investment securities:
         Unrealized gain at December 31, 1996 ........................         199,075
         Unrealized gain at December 31, 1997 ........................       1,695,113
                                                                          ------------

             Net change in unrealized gain for the year ..............                       1,496,038
                                                                                          ------------

                 Net realized gain and change in unrealized gain .....                       2,188,698
                                                                                          ------------

     Net increase in net assets resulting from operations ............                    $ 10,471,680
                                                                                          ============


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                 1997                   1996
                                                                             -------------          -------------
OPERATIONS:
     Net investment income ...........................................       $   8,282,982          $  10,480,786
     Net realized gain from investment security transactions .........             692,660              1,065,626
     Net change in unrealized gain on investment securities ..........           1,496,038             (5,888,598)
                                                                             -------------          -------------

         Net increase in net assets resulting from operations ........          10,471,680              5,657,814
                                                                             -------------          -------------

UNIT TRANSACTIONS:
     Participant purchase payments
         (applicable to 2,595,588 and 3,643,171 units, respectively) .          13,459,247             17,905,073
     Participant transfers from other Travelers accounts
         (applicable to 1,981,335 and 3,024,146 units, respectively) .          10,315,973             14,870,447
     Administrative charges
         (applicable to 21,863 and 27,353 units, respectively) .......            (116,102)              (135,785)
     Contract surrenders
         (applicable to 2,897,282 and 2,968,208 units, respectively) .         (15,167,293)           (14,715,900)
     Participant transfers to other Travelers accounts
         (applicable to 5,631,496 and 6,532,400 units, respectively) .         (29,216,683)           (32,090,166)
     Other payments to participants
         (applicable to 175,168 and 177,391 units, respectively) .....            (923,875)              (884,681)
                                                                             -------------          -------------

         Net decrease in net assets resulting from unit transactions .         (21,648,733)           (15,051,012)
                                                                             -------------          -------------

             Net decrease in net assets ..............................         (11,177,053)            (9,393,198)

NET ASSETS:
     Beginning of year ...............................................         170,208,352            179,601,550
                                                                             -------------          -------------

     End of year .....................................................       $ 159,031,299          $ 170,208,352
                                                                             =============          =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The costs of purchases and proceeds from sales of investments (other than short-term securities) were $162,640,114 and $179,377,010, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $139,398,794 and $143,376,270, respectively, for the year ended December 31, 1997. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $12,423 and $13,748 for the years ended December 31, 1997 and 1996, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $86,884 and $70,089 of contingent deferred sales charges for the years ended December 31, 1997 and 1996, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $966,000 and $760,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 1997 and 1996, respectively. Transactions with this affiliate during the years ended December 31, 1997 and 1996, were comprised of participant purchase payments of approximately $106,000 and $276,000 and contract surrenders of approximately $120,000 and $141,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                         DECEMBER 31, 1997
                                                                         ------------------------------------------------
                                                                                                UNIT             NET
                                                                            UNITS               VALUE          ASSETS
                                                                         -----------         ----------    -------------
Accumulation phase of contracts issued prior to May 16, 1983 .........     7,636,104         $    5.593     $ 42,707,868
Annuity phase of contracts issued prior to May 16, 1983 ..............        47,544              5.593          265,911
Accumulation phase of contracts issued on or after May 16, 1983 ......    21,511,667              5.393      116,008,412
Annuity phase of contracts issued on or after May 16, 1983 ...........         9,106              5.393           49,108
                                                                                                             -----------
Net Contract Owners' Equity .............................................................................   $159,031,299
                                                                                                            ============

6. SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)


Contracts issued prior to May 16, 1983

                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                           1997        1996         1995    1994         1993
                                                                           ----        ----         ----    ----         ----
SELECTED PER UNIT DATA:
     Total investment income......................................     $   .353    $   .379    $   .328    $   .318    $   .306
     Operating expenses...........................................         .071        .067        .063        .059        .058
                                                                       --------    --------    --------    --------    --------

     Net investment income........................................         .282        .312        .265        .259        .248

     Unit value at beginning of year..............................        5.234       5.050       4.400       4.498       4.150

     Net realized and change in unrealized gains (losses).........         .077       (.128)       .385       (.357)       .100
                                                                       --------    --------    --------    --------    --------

     Unit value at end of year....................................     $  5.593    $  5.234    $  5.050    $  4.400    $  4.498
                                                                       ========    ========    ========    ========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase (decrease) in unit value........................     $    .36    $   .18     $    .65    $   (.10)   $    .35
     Ratio of operating expenses to average net assets............         1.33%      1.33%        1.33%       1.33%       1.33%
     Ratio of net investment income to average net assets.........         5.25%      6.12%        5.54%       5.87%       5.66%
     Number of units outstanding at end of year (thousands).......        7,683      8,549        9,325      10,694      12,489
     Portfolio turnover rate......................................          196%       176%         138%         27%         24%


Contracts issued on or after May 16, 1983

                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                           1997         1996        1995         1994        1993
                                                                           ----         ----        ----         ----        ----
SELECTED PER UNIT DATA:
     Total investment income......................................     $    .342      $   .368    $   .319    $   .310    $   .299
     Operating expenses...........................................          .082          .078        .073        .069        .067
                                                                       ---------      --------    --------    --------    --------

     Net investment income........................................          .260          .290        .246        .241        .232

     Unit value at beginning of                                            5.060         4.894       4.274       4.381       4.052
year..............................
     Net realized and change in unrealized gains (losses).........          .073         (.124)       .374       (.348)       .097
                                                                       ---------      --------    --------    --------    --------

     Unit value at end of year....................................     $   5.393      $  5.060    $  4.894    $  4.274    $  4.381
                                                                       =========      ========    ========    ========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase (decrease) in unit value........................     $     .33      $    .17    $    .62    $   (.11)   $    .33
     Ratio of operating expenses to average net assets............          1.57%         1.57%       1.57%       1.57%       1.57%
     Ratio of net investment income to average net assets.........          5.00%         5.87%       5.29%       5.62%       5.41%
     Number of units outstanding at end of year (thousands).......        21,521        24,804      27,066      27,033      28,472
     Portfolio turnover rate......................................           196%          176%        138%         27%         24%

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1997

                                        PRINCIPAL          MARKET
                                         AMOUNT            VALUE
                                      ------------      ------------
BONDS (72.3%)

 AIRLINES (1.2%)
  Delta Air Lines, Inc., (A)
   9.25% Sinking Fund, 2007            $1,760,399       $ 1,806,733
                                                        -----------

 COLLATERALIZED MORTGAGE
  OBLIGATIONS (0.0%)
  Kidder Peabody Mortgage,
   Asset Trust 23,
    9.88% Pass Through, 2019               27,728            27,632
                                                        -----------

 CREDIT CARD RECEIVABLES (3.6%)
  Household Private Label,
   CC MT 1994-2 B Certificate,
    8.00% Pass Through, 2003            3,500,000         3,608,570
  Signet Credit Card,
   Master Trust, 1993-4 B,
    5.80% Pass Through, 2002            2,000,000         1,995,740
                                                        -----------
                                                          5,604,310
                                                        -----------
 ENTERTAINMENT (4.5%)
  Six Flags Entertainment,
   0.00% Notes, 1999                    8,000,000         7,093,600
                                                        -----------

 FINANCE (17.8%)
  CIT Group Holdings Inc.,
   6.20% Notes, 2000                    3,000,000         3,005,490
  Comdisco, Inc.,
   6.50% Notes, 1999                    4,300,000         4,327,262
  Nationwide Health Properties Inc.,
   6.90% Notes, 2037                    7,000,000         7,215,054
  USL Cap Corp.,
   8.13% Notes, 2000                    6,000,000         6,236,646
  US West Cap Funding Inc.,
   6.95% Notes, 2037                    6,900,000         7,156,728
                                                        -----------
                                                         27,941,180
                                                        -----------
 HEALTHCARE (4.8%)
  Columbia/HCA Healthcare Corp.,
   8.70% Notes, 2010                    2,250,000         2,500,340
  Columbia/HCA Healthcare Corp.,
   6.87% Notes, 2003                    5,000,000         4,992,370
                                                        -----------
                                                          7,492,710
                                                        -----------
 INTEGRATED ENERGY (4.3%)
  Texaco Capital,
   8.50% Debentures, 2003               6,144,000         6,793,998
                                                        -----------

 MACHINERY (3.2%)
  Hewlett-Packard Co.,
   6.50% Notes, 1999                    5,000,000         5,065,640
                                                        -----------

                                         PRINCIPAL          MARKET
                                           AMOUNT            VALUE
                                        ------------      ------------
 MEDIA (10.6%)
  Continental Cablevision, Inc.,
   11.00% Debentures, 2007             $  5,000,000       $ 5,561,095
  Cox Communications Inc.,
   6.69% Debentures, 2004                 3,300,000         3,355,057
  Tele-Communications Inc.,
   9.65% Debentures, 2003                 7,200,000         7,668,900
                                                          -----------
                                                           16,585,052
                                                          -----------

 TELECOMMUNICATIONS (1.1%)
  GTE Corp.,
   9.10% Debentures, 2003                 1,600,000         1,800,246
                                                          -----------

 TOBACCO (5.8%)
  Philip Morris, Inc.,
   6.95% Notes, 2006                      8,800,000         9,072,246
                                                          -----------

 UTILITIES (15.4%)
  Avon Energy Partners Holdings,
   6.73% Notes, 2002 (A)                  7,000,000         7,069,580
  CalEnergy Co.,
   9.50% Notes, 2006 (A)                  6,750,000         7,391,250
  DQU II Funding,
   7.23% Bonds, 1999                      3,293,000         3,322,374
  Illinois Power Co.,
   6.50% Notes, 1999                      2,800,000         2,816,335
  United Illuminating Company,
   7.38% Debentures, 1998                 3,500,000         3,501,088
                                                          -----------
                                                           24,100,627
                                                          -----------
   TOTAL BONDS
    (COST $111,823,126)                                   113,383,974
                                                          -----------

U.S. GOVERNMENT
 SECURITIES (23.5%)

  United States of America Treasury,
   6.13% Notes, 2007                      3,100,000         3,187,187
  United States of America Treasury,
   5.75% Notes, 2002                     26,675,000        26,716,666
  United States of America Treasury,
   5.75% Notes, 2000                      7,000,000         7,015,309
                                                          -----------

   TOTAL U.S. GOVERNMENT
    SECURITIES
      (COST $36,783,995)                                   36,919,162
                                                          -----------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
                                 ------------    ------------
SHORT-TERM INVESTMENTS (4.2%)


 COMMERCIAL PAPER (4.2%)
  UBS Financial Inc.,
   6.85% due January 2, 1998     $   3,516,000   $   3,514,854
  Goldman Sachs Group LP,
   6.05% due January 5, 1998         3,000,000       2,997,597
                                                 --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $6,513,353)                    6,512,451

                                                 --------------

   TOTAL INVESTMENTS (100%)
    (COST $155,120,474) (B)                      $ 156,815,587
                                                 ==============


NOTES

(A)   Restricted Security.

(B) At December 31, 1997, net unrealized appreciation for all securities was $1,695,113. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $1,704,263 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $9,150.



                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The Travelers Quality Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1997 seemed to catch investors by surprise at almost every turn; it was a year filled with both highs and lows. The unemployment rate hit a 24-year low of 4.6%, inflation reached a 10-year low of 1.7%, and Gross Domestic Product growth remained strong at 3.9%. At year end the 30-year Treasury bond yield was 5.92% and the federal funds rate was 5.50%. It appeared to be only a matter of time before the Federal Reserve Board ("Fed") intervened and raised the federal funds rate. However, as a result of the Asian crisis in October, it appears economic growth has slowed enough to put a rate hike on hold.

It is unclear what the next Fed move will be, however we expect the Fed to remain on the sidelines for the next six months. The strategy in the management of The Travelers Money Market Account for Variable Annuities' short-term assets will be to extend maturities from the current average of 21 days, to between 60 and 90 days. At year end the asset size of the portfolio was $84.8 million with an average yield of 5.83%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.


                                    [TAMIC LOGO]

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            [MONEY MARKET BAR CHART]


This is a comparison of The Travelers Money Market Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1997. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. An investment in The Travelers Money Market Account for Variable Annuities is neither insured nor guaranteed by the U.S. Government.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.07%, five year 2.25% and ten year 4.22%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997



ASSETS:
    Investment securities, at market value (cost $84,777,709) ...........     $84,777,499
    Receivables:
        Investments securities sold .....................................       3,227,000
        Purchase payments and transfers from other Travelers accounts ...         781,499
    Other assets ........................................................             142
                                                                              -----------

           Total Assets .................................................      88,786,140
                                                                              -----------

LIABILITIES:
    Cash overdraft ......................................................         548,355
    Payables:
        Investments securities purchased ................................       2,676,996
        Contract surrenders and transfers to other Travelers accounts ...         162,263
        Investment management and advisory fees .........................           1,513
    Accrued liabilities .................................................           6,080
                                                                              -----------

           Total Liabilities ............................................       3,395,207
                                                                              -----------

NET ASSETS: .............................................................     $85,390,933
                                                                              ===========

                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
    Interest..............................................                 $ 5,009,099

EXPENSES:
    Investment management and advisory fees...............  $   290,557
    Insurance charges.....................................    1,117,611
                                                            ------------
        Total expenses....................................                   1,408,168
                                                                           ------------

           Net investment income..........................                   3,600,931
                                                                           ------------

    Net increase in net assets resulting from operations..                 $ 3,600,931
                                                                           ============



                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                        1997            1996
                                                                                   --------------  --------------
OPERATIONS:
    Net investment income.......................................................   $   3,600,931   $   2,990,711
                                                                                   --------------  --------------

        Net increase in net assets resulting from operations....................       3,600,931       2,990,711
                                                                                   --------------  --------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 14,166,450 and 9,424,587 units, respectively)............      32,465,312      20,964,777
    Participant transfers from other Travelers accounts
        (applicable to 94,992,947 and 55,407,340 units, respectively)...........     219,247,840     123,185,617
    Administrative charges
        (applicable to 37,992 and 39,967 units, respectively)...................         (88,495)        (89,466)
    Contract surrenders
        (applicable to 6,094,352 and 4,688,797 units, respectively).............     (14,060,055)    (10,410,253)
    Participant transfers to other Travelers accounts
        (applicable to 104,773,969 and 57,859,014 units, respectively)..........    (241,734,934)   (128,506,136)
    Other payments to participants
        (applicable to 170,332 and 14,133 units, respectively)..................        (395,081)        (31,246)
                                                                                   --------------  --------------

        Net increase (decrease) in net assets resulting from unit transactions..      (4,565,413)      5,113,293
                                                                                   --------------  --------------

           Net increase (decrease) in net assets................................        (964,482)      8,104,004

NET ASSETS:
    Beginning of year...........................................................      86,355,415      78,251,411
                                                                                   --------------  --------------

    End of year.................................................................   $  85,390,933   $  86,355,415
                                                                                   ==============  ==============

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $90,325 and $77,935 of contingent deferred sales charges for the years ended December 31, 1997 and 1996, respectively.

3.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $2,883,000 and $4,150,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 1997 and 1996, respectively. Transactions with this affiliate during the years ended December 31, 1997 and 1996, were comprised of participant purchase payments of approximately $320,000 and $3,085,000 and contract surrenders of approximately $1,367,000 and $826,000, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                               DECEMBER 31, 1997
                                                                 -----------------------------------------------
                                                                                    UNIT           NET
                                                                      UNITS         VALUE         ASSET
                                                                      -----         -----         -----
Accumulation phase of contracts issued prior to May 16, 1983.....      105,124    $ 2.443    $    256,855
Accumulation phase of contracts issued on or after May 16, 1983..   36,015,731      2.355      84,855,052
Annuity phase of contracts issued on or after May 16, 1983.......      118,429      2.355         279,026
                                                                                              ------------

Net Contract Owners' Equity......................................                            $ 85,390,933
                                                                                               ===========

5.  SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)


Contracts issued prior to May 16, 1983

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------------

                                                               1997         1996         1995         1994      1993
                                                             --------     --------     --------     --------     --------
SELECTED PER UNIT DATA:
    Total investment income ...............................  $   .134     $   .125     $   .130     $   .091     $   .067
    Operating expenses ....................................      .032         .030         .030         .028         .027
                                                             --------     --------     --------     --------     --------

    Net investment income .................................      .102         .095         .100         .063         .040

    Unit value at beginning of year .......................     2.341        2.246        2.146        2.083        2.043
                                                             --------     --------     --------     --------     --------

    Unit value at end of year .............................  $  2.443     $  2.341     $  2.246     $  2.146     $  2.083
                                                             ========     ========     ========     ========     ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value ............................  $    .10     $    .10     $    .10     $    .06     $    .04
    Ratio of operating expenses to average net assets .....      1.33%        1.33%        1.33%        1.33%        1.33%
    Ratio of net investment income to average net assets ..      4.27%        4.10%        4.61%        2.98%        1.93%
    Number of units outstanding at end of year ............       105          112          206          206          218
(thousands)


Contracts issued on or after May 16, 1983

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------

                                                               1997          1996          1995          1994          1993
                                                            -----------   -----------   -----------   -----------   -----------
SELECTED PER UNIT DATA:
    Total investment income ...............................   $    .128   $      .121   $      .127   $      .087   $      .065
    Operating expenses ....................................        .036          .035          .034          .032          .031
                                                              ---------   -----------   -----------   -----------   -----------

    Net investment income .................................        .092          .086          .093          .055          .034

    Unit value at beginning of year .......................       2.263         2.177         2.084         2.029         1.995
                                                              ---------   -----------   -----------   -----------   -----------

    Unit value at end of year .............................   $   2.355   $     2.263   $     2.177   $     2.084   $     2.029
                                                              =========   ===========   ===========   ===========   ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value .............................   $    .09   $       .09   $       .09   $       .06   $       .03
    Ratio of operating expenses to average net assets ......       1.57%         1.57%         1.57%         1.57%         1.57%
    Ratio of net investment income to average net assets ...       4.02%         3.84%         4.36%         2.72%         1.68%
    Number of units outstanding at end of year (thousands)..     36,134        38,044        35,721        39,675        34,227

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1997


                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
                                     ---------       ---------
SHORT-TERM INVESTMENTS (100%)
 COMMERCIAL PAPER (100%)
  Asset Securitization Corp.,
   5.88% due February 2, 1998    $   4,000,000   $   3,979,920
  Associate Corp. of North
America,
   5.83% due January 16, 1998        4,000,000       3,990,264
  Bell Atlantic Financial
Services Inc.,
   5.80% due January 6, 1998         3,200,000       3,196,938
  BHP Finance (USA), Inc.,
   5.83% due January 27, 1998        3,000,000       2,987,679
  BHP Finance (USA), Inc.,
   5.83% due January 28, 1998        1,200,000       1,194,889
  Corporate Asset Funding Co.,
   5.75% due January 8, 1998         4,000,000       3,994,948
  Corporate Receivables Corp.,
   5.93% due February 25, 1998       4,000,000       3,965,928
  General Electric Capital
Corp.,
   5.85% due January 22, 1998        3,000,000       2,989,959
  General Mills, Inc.,
   5.83% due January 9, 1998         2,000,000       1,997,174
  Goldman Sachs Group LP,
   6.05% due January 29, 1998        4,000,000       3,982,356
  Heinz (H.J.) Co.,
   5.82% due January 6, 1998         2,000,000       1,998,086
  IBM Credit Corp.,
   5.84% due January 15, 1998        4,500,000       4,489,731
  IMI Funding Corp. (USA),
   5.74% due January 15, 1998        1,627,000       1,623,287
  IMI Funding Corp. (USA),
   5.84% due February 5, 1998        3,000,000       2,983,572
  Johnson Controls Inc.,
   5.91% due January 30, 1998        4,000,000       3,981,748
  J.P. Morgan & Company,
   5.73% due January 6, 1998         4,000,000       3,996,172
  Manitoba Hydro Electric Board
   5.83% due February 19, 1998       2,000,000       1,984,790
  Merrill Lynch & Co.,
   5.87% due March 3, 1998           3,825,000       3,788,926
  Morgan Stanley Group, Inc.,
   5.84% due January 22, 1998        4,000,000       3,986,612
  Pearson, Inc.,
   5.96% due January 9, 1998         4,000,000       3,994,348





                                    PRINCIPAL         MARKET
                                      AMOUNT           VALUE
                                   ------------   -------------
 COMMERCIAL PAPER (CONTINUED)
  Progress Capital Holdings,
Inc.,
   5.99% due January 14, 1998    $   4,022,000    $  4,013,389
  Prudential Funding Corp.,
   5.87% due January 21, 1998        2,000,000       1,993,610
  Rubbermaid Inc.,
   5.88% due January 12, 1998        4,000,000       3,992,580
  Sara Lee Corp.,
   6.09% due January 7, 1998         3,000,000       2,996,670
  Southern New England,
   Telecommunications Co.,
    5.93% due January 5, 1998        4,000,000       3,996,796
  UBS Financial, Inc.,
   6.85% due January 2, 1998         2,678,000       2,677,127
                                                 --------------

   TOTAL INVESTMENTS (100%)
    (COST $84,777,709)
                                                 $  84,777,499
                                                 ==============





                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The
   Travelers Money Market Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

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
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
                       This page intentionally left blank.

                               Investment Advisers
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                              Hartford, Connecticut



                             Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                              Hartford, Connecticut


                                    Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York












This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.